                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-4




Section 7.3 Indenture                              Distribution Date: 07/15/2004
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       750,465.63
             Class B Note Interest Requirement                        79,878.39
             Class C Note Interest Requirement                       135,325.78
                       Total                                         965,669.79

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.23229
             Class B Note Interest Requirement                          1.57396
             Class C Note Interest Requirement                          2.07396

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         609,000,000
             Class B Note Principal Balance                          50,750,000
             Class C Note Principal Balance                          65,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            7,250,000.00

(v)     Required Owner Trust Spread Account Amount                 7,250,000.00



                                              By:
                                                     --------------------

                                              Name:  Patricia M. Garvey
                                              Title: Vice President

--------------------------------------------------------------------------------